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Exhibit 99.2

OPTIUM CORPORATION
PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
                        , 2008

        The undersigned hereby appoints Christopher Brown and David Renner, or either of them, as proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Special Meeting of Stockholders of Optium Corporation (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the offices of Goodwin Procter LLP, the New York Times Building, 620 Eighth Avenue, New York, New York, on                        ,                         , 2008, at [                        ], and at any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting.

WHEN THIS PROXY CARD IS PROPERLY EXECUTED, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE SPECIAL MEETING AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ON THE REVERSE SIDE HEREOF AND, IN THE DISCRETION OF ANY OF THE PERSONS APPOINTED AS PROXIES, AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF
OPTIUM CORPORATION

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
		1.	To approve and adopt the Agreement and Plan of Merger dated as of May 15, 2008, by and among Finisar Corporation, Fig Combination Corporation, a wholly-owned subsidiary of Finisar, and Optium Corporation and approve the merger contemplated by the merger agreement pursuant to which Fig Combination Corporation will be merged with and into Optium and each outstanding share of Optium common stock will be converted into the right to receive 6.262 shares of Finisar common stock.	☐	☐	☐

		2.	To approve a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of Proposal No. 1.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournment or postponement thereof, including to consider any procedural matters incident to the conduct of the special meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IT IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. THIS ACTION WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON AT THE SPECIAL MEETING.

			MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING.	☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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  Exhibit 99.2
OPTIUM CORPORATION PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON , 2008
SPECIAL MEETING OF STOCKHOLDERS OF OPTIUM CORPORATION